SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the Securities
                                 Exchange Act of 1934



                   Date of Report (Date of earliest event reported)

                                  FEBRUARY 16, 1994


                                  ASHLAND COAL, INC.
                (Exact name or registrant as specified in its charter)



            DELAWARE                      1-9993                61-0880012
 (State or other jurisdiction       (Commission file        (I.R.S.Employer
      of incorporation or                number)            Identification No.)
          organization)



               2205 FIFTH STREET ROAD, HUNTINGTON, WEST VIRGINIA  25701
                    (Address of principal executive offices)  (Zip Code)


                   P.O. BOX 6300, HUNTINGTON, WEST VIRGINIA  25771
                                 (Mailing Address)          (Zip Code)


         Registrant's telephone number, including area code:  (304) 526-3333
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          ITEM 5.   OTHER EVENTS.

          ASHLAND COAL AND ARCH MINERAL TERMINATE DISCUSSIONS

               Ashland  Coal,  Inc.  (the   "Company")  and  Arch   Mineral
          Corporation have terminated discussions about a possible business combination of the companies.


          FIRST QUARTER RESULTS

               The Company's financial results for the first quarter of 1994 will be substantially affected by severe winter weather during January and the operational after effects of the recent strike by the United Mine Workers of America. The strike after effects include required maintenance on equipment that was idled by the strike; the building up of coal inventories depleted by the strike; and mine development work deferred during the strike. As a result, the Company believes earnings for the first quarter will be around the break-even level.
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                                      SIGNATURES

               Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             ASHLAND COAL, INC.
                                             (REGISTRANT)

                                             By:  /s/  Roy F. Layman
                                                  Administrative Vice
                                                  President and Secretary


                                             Date:  February 16, 1994


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